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                                                                 EXHIBIT 10.viii

                                                                  Execution Copy


                                     WAIVER
                                       to
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT
                                          dated as of September 14, 2000


          This Waiver, dated as of August 14, 2001, to the Amended and Restated Credit Agreement, dated as of September 14, 2000, is entered into by THE DELTA QUEEN STEAMBOAT CO., the financial institutions from time to time parties thereto and The Chase Manhattan Bank, as Agent (the "Credit Agreement"). Capitalized terms used herein, but not otherwise defined herein, shall have the respective meanings assigned to such terms in the Credit Agreement.

          1. Waiver. The Lenders hereby specifically waive the (i) violation of Section 8.01 of the Credit Agreement and any Event of Default or Potential Event of Default caused thereby to the extent such violation or Event of Default or Potential Event of Default was caused by the Borrower's failure to maintain the Bank Indebtedness Leverage Ratio as of the end of the fiscal quarter ended on June 30, 2001 and (ii) the violation of Section 5.01(f) of the Credit Agreement and any Event of Default or Potential Event of Default caused thereby to the extent such violation or Event of Default or Potential Event of Default was caused by the Borrower's failure to comply with the reporting and Officer's Certificate delivery requirements contained in such Section with respect to the noted violation of Section 8.01. This specific waiver applies only to the above-specified violations and Events of Default or Potential Events of Default. In consideration of the foregoing waiver, the Borrower hereby agrees that concurrently with its execution hereof, the Borrower will repay the outstanding Revolving Loans, together with accrued and unpaid interest thereon and all amounts owing in connection therewith pursuant to Section 2.09(d) of the Credit Agreement, in an amount sufficient to reduce the aggregate Revolving Credit Exposures (other than the LC Exposures) to zero.

          2. Voluntary Reduction in Commitments. Pursuant to Section 2.02(d) of the Credit Agreement, the Borrower hereby notifies the Agent of the voluntary, permanent reduction in the Commitments, as of the effective date hereof, in an amount sufficient to reduce the aggregate Commitments to $10,000,000. The Agent and each of the Lenders hereby waives prior written notice of such reduction.

          3. Assignments. Immediately following the receipt by the Agent of the payment referred to in Section 1(a) above, National City Bank of Michigan/Illinois and Hibernia National Bank will, in accordance with the procedures set forth in Section 11.02 of the Credit Agreement, each assign to The Chase Manhattan Bank, and The Chase Manhattan Bank shall accept, 100% of such Lender's right, title and interest in and to their respective Commitments. Each of the Borrower and the Agent hereby consent to such assignments.

          4. Effectiveness. This Waiver shall become effective as of the date on which the Agent shall have received (i) a copy of this Waiver duly executed by the Borrower and the Requisite Lenders, together with the Consent attached hereto executed by the Parent and the

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Borrower Subsidiaries named thereon (ii) a copy of that certain Amendment No. 1 to the Credit Agreement, dated as of August 14, 2001, duly executed by the Borrower and the Requisite Lenders, together with the Consent attached thereto executed by the Parent and the Borrower Subsidiaries named thereon, and (iii) the repayment described in Section 1 above.

          5. Representation and Warranty. The Borrower hereby represents and warrants that this Waiver constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and that after giving effect to this Waiver, no Event of Default or Potential Event of Default has occurred and is continuing.

          6. Effect Upon Loan Documents. The specific waiver set forth herein is limited to the express circumstances described herein and shall not be construed to constitute (i) a waiver of any other event, circumstance or condition or of any other right or remedy available to the Agent or any Lender pursuant to the Credit Agreement or any other Loan Document or (ii) a consent to any departure by the Borrower or any Subsidiary from any other term or requirement of the Credit Agreement. Except as expressly set forth herein, all terms and conditions of the Credit Agreement, the other Loan Documents and the other documents and agreements executed by the Borrower in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. This Waiver shall constitute a Loan Document.

          7. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

          8. Counterparts. This Waiver may be executed by the parties hereto on separate counterparts and each of said counterparts taken together shall be deemed to constitute one and the same instrument.


                            [Signature Pages Follow]




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          IN WITNESS WHEREOF, this Waiver has been duly executed as of the date set forth above.


                                    THE DELTA QUEEN STEAMBOAT CO.,
                                        as Borrower


                                    By: _______________________________
                                         Name:
                                         Title:


                                    THE CHASE MANHATTAN BANK,
                                         as Agent and as a Lender


                                    By: _______________________________
                                         Name:
                                         Title:


                                    HIBERNIA NATIONAL BANK,
                                         as a Lender

                                    By: _______________________________
                                         Name:
                                         Title:


                                    NATIONAL CITY BANK OF MICHIGAN/ILLINOIS,
                                         as a Lender


                                    By: _______________________________
                                         Name:
                                         Title:

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                                     CONSENT

          Each of the undersigned, as a party to certain Collateral Documents in connection with the Credit Agreement referred to in the foregoing Waiver dated as of August 14, 2001, hereby consents to such Waiver and confirms and agrees that (i) each of the Collateral Documents is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects, and
(ii) all of the Collateral described in the Collateral Documents does and shall continue to secure the payment of all of the Obligations. Capitalized terms used herein are used as defined in the Credit Agreement.

                                  CRUISE AMERICA TRAVEL, INCORPORATED
                                  DQSC PROPERTY CO.
                                  DQSB II, INC.


                                  By: __________________________
                                       Name:  Jordan B. Allen
                                       Title:  Executive Vice President


                                  GREAT RIVER CRUISE LINE, L.L.C.
                                  GREAT OCEAN CRUISE LINE, L.L.C.

                                  By:  The Delta Queen Steamboat Co.,
                                           a Managing Member


                                        By: __________________________
                                            Name:  Jordan B. Allen
                                            Title:  Executive Vice President

                                  By:  DQSB II, INC., a Managing Member


                                         By: __________________________
                                             Name:  Jordan B. Allen
                                             Title:  Executive Vice President


                                  AMERICAN CLASSIC VOYAGES CO.


                                  By:  _____________________________
                                        Name:  Jordan B. Allen
                                        Title:  Executive Vice President